                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                               September 22, 2000

                            C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           Virginia                  000-23423           54-1680165
(State or other jurisdiction of    (Commission        (I.R.S. Employer
incorporation or organization)     File Number)      Identification No.)


                           -------------------------

                            Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code) (804-843-2360)

                           ---------------------------

          (Former name or former address, if changed since last report)

Item 5. Other Events
--------------------

(a) As stated in the attached press release, Joshua H. Lawson and Paul C. Robinson were appointed as members of the Board of Directors of C&F Financial Corporation.



                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              C&F FINANCIAL CORPORATION
                              REGISTRANT

Date:  September 22, 2000     By: /S/ Thomas F. Cherry
     --------------------       -----------------------------
                                      Thomas F. Cherry
                                      Chief Executive Officer